                                                                    Exhibit 99.1

                      IN THE UNITED STATES BANKRUPTCY COURT
                          FOR THE DISTRICT OF MARYLAND
                              (Baltimore Division)

In re:                              *

CLN, INC., f/k/a                    *
CALIBER LEARNING NETWORK, INC.,                 Case No. 01-5-9533-JS
                                                    (Chapter 11)
         Debtor.                    *

*        *       *        *         *        *        *       *        *       *

                  LINE FILING DEBTOR'S MONTHLY OPERATING REPORT
                  ---------------------------------------------

         CLN, Inc., f/k/a Caliber Learning Network,  Inc., Debtor and

Debtor-in-Possession herein, hereby files its Monthly Operating Report for the period from January 1 through January 31, 2002.



Date: February 22, 2002

                                             /s/   Joel I. Sher
                                           -------------------------------------
                                           Joel I. Sher, Bar No. 00719
                                           Richard M. Goldberg, Bar No. 07994

                                           Shapiro Sher & Guinot

                                           36 South Charles Street, 20th Floor
                                           Baltimore, Maryland  21201-3147
                                           Phone: (410) 385-0202
                                           Fax: (410) 539-7611

                                           Attorneys for CLN, Inc., f/k/a
                                            Caliber Learning Network, Inc.

                             CERTIFICATE OF SERVICE
                             ----------------------

         I HEREBY CERTIFY that on this 22nd day of February, 2002, a copy of the foregoing was sent, by first-class mail, postage prepaid, to:

                           Edmund A. Goldberg, Esquire
                           Office of the United States Trustee
                           300 West Pratt Street, Suite 350
                           Baltimore, MD  21201





                                                    /s/   Joel I. Sher
                                                   ----------------------------
                                                          Joel I. Sher

CLN, Inc.

U.S. Bankruptcy Court Filing Case #01-5-9533-JS

Monthly Operating Report                                                     For the Month ended January 31, 2002

 #
------------------------------------------------------------------------------------------------------------------------------------
 1   Accounting Basis:                                                       Accrual

 2   Preparer(s):                                                            Jeffrey D. Berger
                                                                             509 S. Exeter Street
                                                                             4th Floor
                                                                             Baltimore, MD 21202
                                                                             (410) 843-1160
                                                                             Director of Finance

 3   Employee Information:
        Number of employees paid this period:                                           2
        Current number of employees:                                                    2
        Gross payroll:                                                       $     37,528
        All post-petition payroll obligations including
         payroll taxes are current                                           Exceptions:  None
                                                                                          ------------------------------------------

 4   Changes in the nature of business or status of operations
      since last reporting period                                            No

 5   All business licenses or bonds current                                  Yes

 6   Pre-petition accounts receivable:
        Collected this Period                                                $     18,003
        Ending Balance                                                          1,061,922 Amount represents Gross A/R

 7   Post-petition accounts receivable:
        0 - 30 Days:                                                         $     17,558
        31 - 60 Days:                                                        $          -
        Over 60 Days:                                                        $     98,040

           Any post-petition accounts receivable over 60 days                Yes          If yes, provide schedule of accounts and
                                                                                           explain:       See Schedule on pg. 6 of 7
                                                                                                          --------------------------

 8   Post-petition accounts payable:
        0 - 30 Days:                                                         $      1,050
        31 - 60 Days:                                                        $     45,069
        Over 60 Days:                                                        $    269,110

           Any post-petition accounts payable over 30 days                   Yes          If yes, provide schedule of accounts and
                                                                                           explain        See Schedule on pg. 7 of 7
                                                                                                          --------------------------

 9   Taxes

        All taxes being paid to the proper taxing authorities when due:      Yes

           Form 6123:

10   Bank accounts:
        Changed banks:                                                       No

11   Books and records kept monthly and are current:                         Yes

12   Insurance
        Policy expiration dates:
           Auto and truck                                                          Sep-02
           Liability                                                               Sep-02
           Fire                                                              N/A
           Workers Comp                                                            Sep-02
           Other                                                             N/A

13   Actions of the debtor during the last month:
        Fail to defend or oppose any action to dispossess control or         No
        custody any assets Consent to relief from the automatic stay         No
        Maintain resources necessary to preserve and maintain the going      Yes
        concern value of assets

14   Transfer or sale of property
        Any assets transfer, convey or abandon any of debtor's assets to
        another party                                                        No           If yes, attach copy of court order:
                                                                                          ------------------------------------------

15   Payments to secured creditors                                           Yes

16   Payments to Professionals

        Shapiro, Sher & Guinot                                                    129,240

17   Quarterly U.S. Trustee Fees - Paid

        Month 5 (November)                                                              -
        Month 6 (December)                                                          5,000
        Month 7 (January)                                                               -
                                                                             -------------
           Total                                                                    5,000

CLN, Inc.

U.S. Bankruptcy Court Filing Case #01-5-9533-JS


Monthly Operating Report                    For the Month ended January 31, 2002


Form # 4 - Tax Statement (Verification of Fiduciary's Federal Tax Deposit)

Caliber Learning federal deposits with confirmation #

taxcode    LB date     EFTPS DATE   Confirm#               AMT
------------------------------------------------------------------
941        1/15/02     1/17/02      128201803004692     $7,459.61
941        1/31/02     2/05/02      128203703005286     $7,075.21

CLN, Inc.

U.S. Bankruptcy Court Filing Case #01-5-9533JS


Monthly Operating Report                    For the Month ended January 31, 2002




                                                  ---------------
Assets
Current Assets
    CASH                                          $       444,071
    PRE-PETITION RECEIVABLES                      $     1,061,922
    POST-PETITION RECEIVABLES                     $       115,598
    ALLOWANCE FOR DOUBTFUL ACCOUNTS               $      (728,042)
    EMPLOYEE LOANS & ADVANCES                     $         3,129
    PREPAID ASSETS                                $       114,970
                                                  ---------------

       Total Current Assets                       $     1,011,648

Plant, Property and Equipment
    FURNITURE AND EQUIPMENT                       $             -
    LEASEHOLD IMPROVEMENTS                        $             -
    ACCUMULATED DEPRECIATION                      $             -
                                                  ---------------

       Net Property Plant & Equipment             $             -
                                                  ---------------

Other Long Term Assets                            $       463,436
                                                  ---------------

       Total Assets                               $     1,475,084
                                                  ===============

Liabilities
Post-Petition
ACCOUNTS PAYABLE - TRADE                          $       313,843
ACCRUED EXPENSES                                  $       175,070
UNEARNED REVENUE                                  $             -
DEFERRED REVENUE                                                -
                                                  ---------------

    Total Post-Petition Liabilities               $       488,913

Liabilities Subject to Compromise:
Pre-Petition
Priority Claims

ACCRUED COMMISSIONS                               $        30,888
                                                  ---------------

    Total Priority Claims                         $        30,888

Secured Debts

BORROWING FROM SYLVAN                             $             -
ACCRUED INTEREST PAYABLE                          $             -
                                                  ---------------

    Total Secured Debts                           $             -

Unsecured Debts
ACCOUNTS PAYABLE - TRADE                          $     5,179,689
A/P OTHER                                         $        36,540
ACCRUED INTEREST PAYABLE                          $       268,480
ACCRUED MISCELLANEOUS                             $       686,828
DIVIDEND PAYABLE                                  $       161,220
BORROWING FROM SYLVAN                             $     7,314,511
LONG TERM LEASE PAYABLE & TI ALLOWANCE            $     9,271,737
OTHER                                             $        44,100
                                                  ---------------

    Total Unsecured Debts                         $    22,963,105

Stockholders' Equity
PREFERRED STOCK                                   $    32,395,979
COMMON STOCK                                      $       125,912
APIC - COMMON STOCK                               $    83,195,407
GAIN/LOSS ON FOREIGN CURENCY T                    $           148
PRE-PETITION RETAINED EARNINGS                    $  (120,124,709)
POST-PETITION RETAINED EARNINGS                   $   (17,600,558)
                                                  ---------------

    Total Owners Equity                            (22,007,821.57)
                                                  ---------------

   Total Liabilities and Stockholders Equity      $     1,475,084
                                                  ===============



       Footnote: The Company made no estimate of any impairment of asset value as specified by FASB #121, Accounting for the Impairment of
       Long-Lived Assets.

CLN, Inc.

U.S. Bankruptcy Court Filing Case #01-5-9533JS

Monthly Operating Report                  For the Month ended January 31, 2002


                                         ----------------
REVENUES                                          22,340

OPERATING EXPENSES
SALARIES & BENEFITS                               42,439
ACCOUNTING & LEGAL FEES                          129,240
DATA COMM & TELEPHONE                             (2,684)
BAGBY RENT, PEOPLESOFT, MIS SUPPORT                  500
INSURANCE - CORP LIABILITY                        23,877
DEPREC. - FURNITURE & FIXTURES                         -
BAD DEBT                                               -
OTHER G&A                                          7,223
                                         ----------------

Total Operating Expenses                         200,595
                                         ----------------

Operating Income                                (178,255)

NON-OPERATING EXPENSES
INTEREST INCOME                                        -
GAIN/LOSS ON SALE OF ASSETS                            -
INTEREST EXPENSE                                       -
                                         ----------------

Total Non-Operating Expenses                           -
                                         ----------------

Income (Loss) before taxes                      (178,255)

INCOME TAX EXPENSE                                     -
                                         ----------------

Net Loss                                        (178,255)
                                         ================

CLN, Inc.

U.S. Bankruptcy Court Filing Case #01-5-9533JS

Monthly Operating Report                    For the Month ended January 31, 2002



                   Description                        Operating
-------------------------------------------------------------------
Beginning cash balance                                     470,909

Net Income                                                (178,255)

Add:Expenses not requiring cash:
  Depreciation                                                   -
  Additional/(Reversal) Bad Debt Reserve                         -
  Loss on sale of assets and change in w/c as a result of sale   -
  Other:                                                         -
                                                   ----------------

  Sub-total                                                      -

Cash from operations                                      (178,255)

Other sources (uses) of cash:
  Decrease (Increase)
     Accounts receivable                                    (4,388)
     Prepaid assets                                         23,877
     Other                                                       -

  Increase (Decrease)
     Accounts payable                                       (2,267)
     Accrued interest                                            -
     Accrued expenses                                      134,196
     Other                                                      (0)
                                                   ----------------

Total other source (uses) of cash                          151,418
                                                   ----------------

Ending cash balance                                        444,071
                                                   ================

Balance per bank statement                                 464,528
Less: Outstanding checks                                   (20,457)
Add: Deposits in transit                                         -
                                                   ----------------

Reconciled bank balance                                    444,071
                                                   ================

CLN, Inc.

U.S. Bankruptcy Court Filing Case #01-5-9533JS

Monthly Operating Report                          For the Month ended January 31, 2002

                                                  ---------------------------------------------------------------
                                                                         Post-petition A/R
                                                  ---------------------------------------------------------------

                                                                                                     ------------
                                                   0 - 30 Days  31 - 60 Days    (more than) 60 Days     Total
                                                  ---------------------------------------------------------------
AIAG Total                                                   -            -                 1,208.00    1,208.00
Agway Total                                                  -            -                    56.00       56.00
Bell South Total                                             -            -                 3,000.00    3,000.00
Computrain Total                                             -            -                 4,950.00    4,950.00
Fluke Total                                                  -            -                   800.00      800.00
Home Properties Total                                        -            -                17,923.88   17,923.88
iLearning                                            17,558.46            -                        -   17,558.46
Prometric Total                                              -            -                 3,600.00    3,600.00
Spirent - AdTech Total                                       -            -                   279.00      279.00
Sylvan Learning Systems, Inc. Total                          -            -                57,448.00   57,448.00
Symbol Technologies Total                                    -            -                 8,750.00    8,750.00
Universita del Caffe Total                                   -            -                    25.00       25.00
                                                  ---------------------------------------------------------------

Totals                                               17,558.46            -                98,039.88  115,598.34

CLN, Inc.

U.S. Bankruptcy Court Filing Case #01-5-9533JS

Monthly Operating Report                    For the Month ended January 31, 2002

                                                                                        -------------------------------------------
                                                                                                     Post-petition A/P
                                                                                        -------------------------------------------

                    Vendor Name                 Invoice Date  Invoice #   Invoice Amount  0 - 30 Days  31 - 60 Days    60 + Days
-----------------------------------------------------------------------------------------------------------------------------------
AMERITECH Total                                                                 -416.77              -             -          (417)
AT&T WIRELESS Total                                                              538.87              -           342           197
BELL CANADA Total                                                                176.05              -             -           176
BELLSOUTH Total                                                                 -157.01              -             -          (157)
BRINSON,JEFFREY R. Total                                                         247.50              -             -           248
CINCINNATI BELL TELEPHONE Total                                                 -320.88              -             -          (321)
DHL WORLDWIDE EXPRESS Total                                                      338.58              -             -           339
FIRST UNION Total                                                              2,721.21              -             -         2,721
FRONTIER COMMUNICATIONS Total                                                   -214.55              -             -          (215)
FRONTIER TELEMANAGEMENT INC. Total                                              -366.26              -             -          (366)
LASER LINE INC Total                                                             241.90              -             -           242
MCI Total                                                                      3,617.99              -             -         3,618
MCI TELECOMMUNICATIONS Total                                                   6,961.15              -             -         6,961
MCI WORLDCOM COMMUNICATIONS,INC. Total                                        89,010.25              -             -        89,010
PACIFIC BELL - (SAC CA) Total                                                    -26.17              -             -           (26)
PALMETTO SERVICE Total                                                         2,100.00          1,050             -         1,050
PENTA ADVISORY SERVICES Total                                                 43,685.88              -             -        43,686
POLAND SPRING Total                                                               34.33              -             -            34
PR NEWSWIRE, INC. Total                                                          384.25              -             -           384
QWEST Total                                                                     -271.82              -             -          (272)
SPRINT Total                                                                    -243.01              -             -          (243)
SYLVAN LEARNING SYSTEMS, INC. Total                                          146,866.59              -        34,088       112,779
TELUS COMMUNICATIONS, INC Total                                                  209.10              -             -           209
UNITED PARCEL SERVICE Total                                                       16.00              -             -            16
VERIZON (FORMERLY BELL ATLANTIC) Total                                         3,751.26              -             -         3,751
VERIZON (FORMERLY GTE) Total                                                    -332.46              -             -          (332)
VERIZON WIRELESS Total                                                         6,007.85              -            20         5,988
WILLIAMS COMMUNICATIONS SOLUTIONS LLC Total                                   10,619.70              -        10,620             -
WORLDCOM Total                                                                    49.55              -             -            50
                                                                          ---------------------------------------------------------

Grand Total                                                                  315,229.08          1,050        45,069       269,110
Balance per G/L                                                              313,842.75
                                                                          --------------

Variance                                                                       1,386.33
                                                                          ==============